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                                                                    Exhibit 23.1





                          INDEPENDENT AUDITORS' CONSENT

We consent to the use in this Amendment No. 1 to Registration Statement No. 333-47957 of United Community Financial Corp. on Form S-1 of our report dated February 27, 1998, appearing in the Prospectus, which is part of such Registration Statement.


We also consent to the reference to us under the heading, "Experts" in such Prospectus.




DELOITTE & TOUCHE LLP

Cleveland, Ohio
May 4, 1998